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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 27, 1997
                                                         ----------------


                           PROVIDENT COMPANIES, INC.
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)





       Delaware                1-11834              62-1598430
    ----------------        -------------          -------------
     (State or Other         (Commission           (IRS Employer
   Jurisdiction of           File Number)        Identification No.)
     Incorporation)


               One Fountain Square, Chattanooga, Tennessee 37402
               -------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (615) 755-1011
                      ------------------------------------
              (Registrant's Telephone Number, including Area Code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 27, 1997, Provident Companies, Inc. ("Provident" or the "Company") completed the acquisition of The Paul Revere Corporation ("Paul Revere"). The acquisition was effected by means of the merger of Patriot Acquisition Corporation ("Newco"), a wholly owned subsidiary of Provident, with and into Paul Revere, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of April 29, 1996 (the "Merger Agreement") by and among Paul Revere, Newco and Provident.

     In accordance with the terms of the Merger Agreement, at the effective time of the Merger, (a) each share of the $1.00 par value common stock of Paul Revere (the "Paul Revere Common Stock") (other than shares held by Textron Inc. ("Textron")) was canceled and extinguished and converted into the right to receive, at the election of the holder of such share, either (i) $26.00 in cash, without interest thereon (the "Cash Consideration"), (ii) 0.767 of a share of the $1.00 par value common stock of Provident (the "Provident Common Stock") (the "Stock Consideration"), or (iii) $20.00 in cash plus 0.177 of a share of Provident Common Stock (the "Mixed Consideration"), and (b) each share of Paul Revere Common Stock held by Textron was converted into the right to receive $20.00 in cash plus 0.1578 of a share of Provident Common Stock (the "Textron Consideration" and, together with the Cash Consideration, the Stock Consideration and the Mixed Consideration, the "Merger Consideration"). Provident will fund the required cash payments to be made to Paul Revere shareholders with the proceeds of the Zurich Common Stock Investment (as described below) and borrowings under its existing line of credit.

     In connection with the Merger, pursuant to an Amended and Restated Voting Agreement, dated as of April 29, 1996, by and between Provident and Textron
(the "Textron Voting Agreement"), and an Agreement, dated as of March 27, 1997, by and between Provident and Textron (the "Textron Agreement"), Textron has, prior to or at the effective time of the Merger, among other things, (i) contributed $121.0 million in cash to Paul Revere, (ii) contributed or agreed to contribute to Paul Revere certain other assets having a value of approximately $15 million, (iii) paid to Provident an additional $25 million in cash, (iv) agreed to reimburse Paul Revere for certain severance costs, and (v) agreed to pay to Provident certain proceeds from sales of Provident Common Stock received by Textron in the Merger. In addition, Textron has agreed, pursuant to a Standstill Agreement, dated as of April 29, 1996, with Provident (the "Standstill Agreement"), to certain restrictions on the voting and disposition of the shares of Provident Common Stock received by it in the Merger. Pursuant to a Registration Rights Agreement, dated as of April 29, 1996, between Provident and Textron (the "Textron Registration Rights Agreement"), Provident has granted to Textron certain rights to require the shares of Provident Common Stock received by Textron in the Merger be registered under the Securities Act of 1933, as amended (the "Securities Act"), in order to facilitate resales of such shares by Textron.


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     The foregoing is qualified in its entirety by reference to the Merger
Agreement, the Textron Voting Agreement, the Textron Agreement, the Standstill Agreement and the Textron Registration Rights Agreement, which are hereby incorporated by reference herein.

     Also on March 27, 1997, pursuant to an Amended and Restated Common Stock Purchase Agreement, dated as of May 31, 1996 (the "Zurich Purchase Agreement"), between Provident and Zurich Insurance Company ("Zurich"), Provident consummated the sale of 9,523,810 shares of Provident Common Stock to Zurich for $300.0 million in cash, which proceeds will be used to fund a portion of the cash payments required to be made to Paul Revere shareholders in the Merger. Pursuant to an Amended and Restated Relationship Agreement, dated as of May 31, 1996 (the "Relationship Agreement"), Zurich has agreed to certain restrictions on the acquisition of shares of Provident Common Stock and is permitted, subject to certain limitations, to designate up to two persons to be nominated to serve as directors of Provident. Pursuant to an Amended and Restated Registration Rights Agreement, dated as of May 31, 1996 (the "Zurich Registration Rights Agreement"), Provident has granted to Zurich certain rights to require the shares of Textron Common Stock acquired by Zurich be registered under the Securities Act in order to facilitate resales of such shares by Zurich.

     The foregoing is qualified in its entirety by reference to the Zurich Purchase Agreement, the Relationship Agreement, and the Zurich Registration Rights Agreement, which are hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     A. Financial Statements of Businesses Acquired

     Financial statements of Paul Revere for the years ended December 31, 1996 and 1995, with auditors' report thereon, are incorporated herein by reference to
Exhibit 99.1 of Provident's Current Report on Form 8-K (File No. 1-11834), dated on March 27, 1997.

     B. Pro Forma Financial Information

     Pro forma financial information reflecting consummation of the Merger are incorporated herein by reference to Exhibit 99.2 of Provident's Current Report on Form 8-K (File No. 1-11834), dated March 27, 1997.

     C. Exhibits

         2.1 Amended and Restated Agreement and Plan of Merger, dated as of April 29, 1996, by and among Provident Companies, Inc., Patriot
              Acquisition Corporation, and The Paul Revere Corporation
              (incorporated by reference from the Company's Quarterly Report on Form 10-Q (File No. 1-11834) for the quarter ended September
              30, 1996).

         3.1 Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit 3.1 of the Company's Form 10-K for the fiscal year ended 1995, as amended by Certificate of Amendment
              (incorporated by reference from the Company's Annual Report on Form 10-K (File No. 1-11834) for the year ended December 31,
              1996).

         10.1 Amended and Restated Voting Agreement, dated as of April 29, 1996, by and between Provident Companies, Inc. and Textron Inc.
              (incorporated by reference from the Company's Quarterly Report on Form 10-Q (File No. 1-11834) for the quarter ended September
              30, 1996).

         10.2 Amended and Restated Separation Agreement, dated as of April 29,
              1996, by and among Provident Companies, Inc., The Paul Revere
              Corporation and Textron Inc. (incorporated by reference from the Company's Quarterly Report on Form 10-Q (File No. 1-11834) for the quarter ended September 30, 1996).

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

         10.3 Registration Rights Agreement, dated as of April 29, 1996, by and between Provident Companies, Inc. and Textron Inc. (incorporated by reference from the Company's Current Report on Form 8-K
              (File No. 1-11834), dated April 29, 1996).

         10.4 Standstill Agreement, dated as of April 29, 1996, by and between Provident Companies, Inc. and Textron Inc. (incorporated by reference from the Company's Current Report on Form 8-K (File
              No. 1-11834), dated April 29, 1996).

         10.5 Agreement, dated as of March 27, 1997, by and between Provident
              Companies, Inc. and Textron Inc.

         10.6 Amended and Restated Common Stock Purchase Agreement, dated as of
              May 31, 1996, by and between Provident Companies, Inc. and Zurich
              Insurance Company (incorporated by reference from the Company's
              Annual Report on Form 10-K (File No. 1-11834) for the year ended
              December 31, 1996).

         10.7 Amended and Restated Registration Rights Agreement, dated as of
              May 31, 1996, by and between Provident Companies, Inc. and Zurich
              Insurance Company (incorporated by reference from the Company's
              Annual Report on Form 10-K (File No. 1-11834) for the year ended
              December 31, 1996).

         10.8 Amended and Restated Relationship Agreement, dated as of May 31,
              1996, by and between Provident Companies, Inc. and Zurich
              Insurance Company (incorporated by reference from the Company's
              Annual Report on Form 10-K (File No. 1-11834) for the year ended
              December 31, 1996).

         10.9 Credit Agreement between Provident and a consortium of financial institutions with the Chase Manhattan Bank as Administrative
              Agent, relating to a revolving loan in the aggregate amount of $800 million maturing on July 30, 2001 (incorporated by reference from the Company's Annual Report on Form 10-K (File
              No. 1-11834) for the year ended December 31, 1996).

         23.1 Consent of Ernst & Young, LLP.

         99.1 Audited financial statements of The Paul Revere Corporation for the years ended December 31, 1996 and 1995, with auditors report thereon. (incorporated by reference from the Company's Current
              Report on Form 8-K (File No. 1-11834), dated March 27, 1997).

         99.2 Pro forma financial information reflecting consummation of the acquisition of The Paul Revere Corporation by Provident Companies,
              Inc. (incorporated by reference from the Company's Current
              Report on Form 8-K (File No. 1-11834), dated March 27, 1997).

         99.3 Press release announcing completion of Provident's acquisition of
              The Paul Revere Corporation dated March 27, 1997.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDENT COMPANIES, INC.
                                        (REGISTRANT)


                                        /s/ Susan N. Roth
                                        --------------------------------

                                        Name: Susan N. Roth
                                             --------------------------
                                        Title: Corporate Secretary
                                              -------------------------




Date: March 27, 1997